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                                                                   EXHIBIT 24(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Universal Health Services, Inc.:


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 16, 1995 included or incorporated by reference in Universal Health Services, Inc.'s Form 10-K for the year ended December 31, 1994.



                      ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
October 5, 1995